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                     CLASS A, CLASS B AND CLASS C SHARES OF

                              AIM GLOBAL VALUE FUND

                          Supplement dated May 14, 2003
                       to the Prospectus dated May 1, 2003


At a meeting held on May 14, 2003, the Board of Trustees of AIM Funds Group, on behalf of AIM Global Value Fund (the "Fund"), voted to amend the Fund's investment strategy as noted below.

The following information replaces the fourth sentence in the fourth paragraph, under the heading "INVESTMENT OBJECTIVES AND STRATEGIES" on page 1 of the
Prospectus:

         "For risk management or cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds."

The following information is added as the tenth paragraph appearing under the heading "INVESTMENT OBJECTIVES AND STRATEGIES" on page 1 of the Prospectus:

         "A larger position in cash or cash equivalents could detract from achieving the fund's objective, but could also reduce the fund's exposure in the event of a market downturn."

The following information is added as the seventh paragraph appearing under the heading "PRINCIPAL RISKS OF INVESTING IN THE FUND" on page 2 of the Prospectus:

         "To the extent the fund holds cash or cash equivalents rather than equity securities for risk management purposes, the fund may not achieve its investment objective."